UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000, Suite A West Jordan, Utah	84088
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 8.01	Other Events.

As previously disclosed, on December 21, 2020, Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (the “Company”), Great Outdoors Group, LLC, a Delaware limited liability company (“Parent”), and Phoenix Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Parent.

The respective obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver of several conditions, including the expiration or termination of any applicable waiting period (and any extensions thereof) relating to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). On January 6, 2021, the Company and Parent filed their respective notification and report forms regarding the Merger under the HSR Act with the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission (the “FTC”).

On February 5, 2021, each of the Company and Parent received a request for additional information and documentary material, commonly referred to as a “second request,” from the FTC pursuant to the HSR Act in connection with the Merger. The FTC’s “second request” extends the applicable waiting period relating to the Merger until 30 days after both the Company and Parent have complied with the “second request,” unless the waiting period is terminated earlier by the FTC or voluntarily extended by the Company and Parent. The Company and Parent will continue to cooperate with the FTC staff in its review of the Merger.

Assuming the Company and Parent receive the required clearance under the HSR Act and each of the other conditions to the consummation of the Merger are satisfied or waived in a timely manner, the Company continues to expect to complete the Merger in the second half of calendar year 2021.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed Merger. In connection with the solicitation of proxies for the proposed Merger, the Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on February 2, 2021; and the Company intends to file other relevant materials with the SEC, including a definitive proxy statement. The definitive proxy statement will contain important information about the proposed Merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Stockholders can obtain copies of the preliminary proxy statement and any other documents filed by the Company with the SEC, and will be able to obtain copies of the definitive proxy statement and other relevant materials (when they become available), for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the definitive proxy statement from the Company by contacting the Company’s Investor Relations Department by telephone at (801) 566-6681, by mail to Sportsman’s Warehouse Holdings, Inc., Attention: Investor Relations, 1475 West 9000 South, Suite A, West Jordan, Utah 84088, or by going to the Company’s Investor Relations page on its corporate website at http://investors.sportsmans.com.

Participants in Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Merger. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2020 annual meeting of stockholders filed with the SEC on April 17, 2020. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective direct or indirect interests by security holdings or otherwise, was set forth in the preliminary proxy statement the Company filed with the SEC on February 2, 2021, and may be updated or supplemented in the definitive proxy statement that the Company intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this filing include, but are not limited to, statements regarding the expected timing of the completion of the Merger. Investors can identify these statements by the fact that they use words such as “continue,” “expect,” “may,” “opportunity,” “plan,” “future,” “ahead” and similar terms and phrases. Actual results may differ materially from the forward-looking statements due to risks and uncertainties concerning Parent’s proposed acquisition of the Company. The potential risks and uncertainties include, among others, the possibility that the Company may be unable to obtain the required stockholder approval or antitrust regulatory clearance or that other conditions to closing the Merger may not be satisfied, such that the Merger may not close or that the closing may be delayed; the reaction of customers, vendors, and employees to the announcement or consummation of the Merger; general economic conditions, including the risk and uncertainties caused by COVID-19 and measures taken in response to the pandemic; that the Merger may involve unexpected costs, liabilities or delays; risks that the Merger disrupts current plans and operations of the parties to the transaction; the amount of the costs, fees, expenses and charges related to the Merger; the outcome of any legal proceedings related to the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; and other factors about the Company and its business that are set forth in the Company’s other filings with the SEC, including under the caption “Risk Factors” in the Company’s Form 10-K for the fiscal year ended February 1, 2020 which was filed with the SEC on April 9, 2020. Any forward-looking statement made by the Company in this filing speaks only as of the date on which the Company makes it. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Jon Barker
Name:	Jon Barker
Title:	President and Chief Executive Officer

Date: February 5, 2021